Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
165167CD7
278865AH3
037411AU9
Issuer
CHESAPEAKE ENERGY CORPORATION
ECOLAB INCORPORATED
APACHE CORPORATION
Underwriters
Deutsche Bank Securities, Banc of America
Securities LLC, Credit Suisse, Goldman
Sachs, Morgan Stanley, Wachovia Securities,
Barclays Capital, BBVA Securities, BMO
Capital Markets, Bosc Inc, Capital One
Southcoast, Comerica Securities, Greenwich
Capital Markets, Jefferies & Company, Natixis
Bleichroeder, Raymond James & Associates,
RBC Capital Markets, Scotia Capital
Citigroup, Credit Suisse, JP Morgan, ABN
Amro, Banc of America Securities LLC,
Barclays Capital, Wells Fargo
Goldman Sachs, JP Morgan, Banc of America
Securities LLC, Citigroup
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 9.5% 02/15/15
ECL 4.875 02/15/15
APA 6% 09/15/13
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/28/2009
2/5/2008
9/26/2008
Total amount of offering sold to QIBs
1,425,000,000
250,000,000
400,000,000
Total amount of any concurrent public
offering
0
0
0
Total
1,425,000,000
250,000,000
400,000,000
Public offering price
97.750
99.805
99.476
Price paid if other than public offering
price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.63%
0.63%
0.60%
Rating
Ba3/BB
A2/A
A3/A-
Current yield
9.72%
4.89%
6.03%
Benchmark vs Spread (basis points)
806bp
175bp
310bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
570,000.00
 $                   557,175
0.04%
-0.51%
-1.03%
3/31/2009
DWS High Income Plus Fund
DWS
70,000.00
 $                     68,425
0.00%
-0.51%
0.13%
3/31/2009
DWS High Income VIP
DWS
260,000.00
 $                   254,150
0.02%
-0.51%
-1.35%
3/31/2009
DWS Multi Market Income Trust
DWS
65,000.00
 $                     63,538
0.00%
-0.51%
0.93%
3/31/2009
DWS Strategic Income Fund
DWS
25,000.00
 $                     24,438
0.00%
-0.51%
0.17%
3/31/2009
DWS Strategic Income Trust
DWS
10,000.00
 $                       9,775
0.00%
-0.51%
0.83%
3/31/2009
Total

1,000,000
 $                   977,500
0.07%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date
is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
20825CAS3
037411AU9
057224AX5
Issuer
CONOCOPHILLIPS
APACHE CORPORATION
BAKER HUGHES INCORPORATED
Underwriters
Banc of America Securities LLC, Barclays
Capital, Citigroup, Credit Suisse, Deutsche
Bank Securities, RBS Greenwich Capital, DnB
Nor Markets, Mitsubishi UFJ Securities, SG
Americas Securities, Banca IMI, BBVA
Securities, BNP Paribas, BNY Capital
Markets, Calyon, Daiwa Securities America,
Guzman & Company, HSBC Securities, ING
Investments
Goldman Sachs, JP Morgan, Banc of America
Securities LLC, Citigroup
Banc of America Securities LLC, Citigroup, JP
Morgan, Barclays Capital, BBVA Securities,
Danske Markets, Goldman Sachs, Greenwich
Capital Markets, Lazard Capital Markets,
Morgan Stanley, UBS Securities, UniCredit
Capital Markets
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
COP 4.75% 02/01/14
APA 6% 09/15/13
BHI 6.5% 11/15/13
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/29/2009
9/26/2008
10/23/2008
Total amount of offering sold to QIBs
1,500,000,000
400,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,500,000,000
400,000,000
500,000,000
Public offering price
99.719
99.476
99.762
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
0.60%
0.60%
Rating
A1/A
A3/A-
A2/A
Current yield
4.76%
6.03%
6.52%
Benchmark vs Spread (basis points)
295bp
310bp
400bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,255,000.00
 $
1,251,473
0.08%
1.86%
-2.98%
3/3/2009
DWS High Income Plus Fund
DWS
245,000.00
 $                   244,312
0.02%
2.21%
-3.72%
3/5/2009
DWS High Income Trust
DWS
160,000.00
 $                   159,550
0.01%
4.31%
-1.24%
3/31/2009
DWS High Income VIP
DWS
160,000.00
 $                   159,550
0.01%
1.86%
-3.39%
3/3/2009
DWS Multi Market Income Trust
DWS
2,470,000.00
 $
2,463,059
0.16%
4.31%
0.93%
3/31/2009
DWS Short Duration Fund
DWS
810,000.00
 $                   807,724
0.05%
4.31%
1.48%
3/31/2009
DWS Strategic Income Fund
DWS
80,000.00
 $                     79,775
0.01%
4.31%
0.42%
3/31/2009
DWS Strategic Income Trust
DWS
630,000.00
 $                   628,230
0.04%
4.31%
0.83%
3/31/2009
Total

5,810,000
 $
5,793,674
0.39%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date
is listed.











Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
228227AZ7
035287AC5
00206RAP7
Issuer
CROWN CASTLE  INTERNATIONAL
CORPORATION
ANIXTER INTERNATIONAL
AT&T INCORPORATED
Underwriters
Banc of America Securities LLC, Morgan Stanley,
Barclays Capital, Deutsche Bank Securities,
Greenwich Capital Markets, Calyon, TD
Securities USABanc of America Securities LLC,
JP Morgan, Wachovia Capital Markets,
Scotia CapitalBanc of America Securities LLC,
Citigroup, Lehman Brothers Inc
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CCI 9% 01/15/15
AXE 10% 03/15/14
T 5.5% 02/01/18
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/22/2009
3/6/2009
1/29/2008
Total amount of offering sold to QIBs
900,000,000
200,000,000
2,500,000,000
Total amount of any concurrent public offering
0
0
0
Total
900,000,000
200,000,000
2,500,000,000
Public offering price
90.416
92.63
99.78
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.00%
0.45%
Rating
B1/B
Ba2/BB+
A2/A
Current yield
9.95%
10.80%
5.51%
Benchmark vs Spread (basis points)
964bp
870bp
185bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
3,055,000.00
 $                          2,762,209
0.34%
10.88%
0.09%
3/31/2009
DWS High Income Plus Fund
DWS
595,000.00
 $                            537,975
0.07%
10.88%
0.89%
3/31/2009
DWS High Income Trust
DWS
345,000.00
 $                            311,935
0.04%
10.88%
0.25%
3/31/2009
DWS High Income VIP
DWS
385,000.00
 $                            348,102
0.04%
10.88%
0.46%
3/31/2009
DWS Strategic Income Fund
DWS
190,000.00
 $                            171,790
0.02%
10.88%
0.67%
3/31/2009
DWS Strategic Income Trust
DWS
75,000.00
 $                              67,812
0.01%
10.88%
2.06%
3/31/2009
DWS Multi Market Income Trust
DWS
280,000.00
 $                            253,165
0.03%
10.88%
2.21%
3/31/2009
Total

4,925,000
 $                          4,452,988
0.55%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date
is listed.



















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
126304AW4
939640AD0
00206RAP7
Issuer
CSC HOLDINGS INCORPORATED
WASHINGTON POST COMPANY
AT & T INCORPORATED
Underwriters
Banc of America Securities LLC, Citigroup, Credit
Suisse, Deutsche Bank Securities, JP Morgan, BNP
Paribas, General Electric Capital, Goldman Sachs,
RBS Greenwich Capital, Scotia Capital, TD
Securities
Citigroup, JP Morgan, Bank of New York, PNC
Capital Markets, Stifel Nicolaus & Co, Wachovia
Securities, Wells Fargo
Credit Suisse, JP Morgan, RBS Greenwich Capital,
Wachovia Securities, CastleOak Securities, Loop
Capital Markets, Mitsubishi UFJ Securities,
Samuel A. Ramirez
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CVC 8.5% 04/15/14
WP0 7.25% 02/01/19
T 6.7% 11/15/13
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/8/2009
1/27/2009
11/12/2008
Total amount of offering sold to QIBs
844,000,000
400,000,000
1,500,000,000
Total amount of any concurrent public offering
0
0
0
Total
844,000,000
400,000,000
1,500,000,000
Public offering price
88.885
99.614
99.829
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
0.65%
0.35%
Rating
B1/BB
A1/A+
A2/A
Current yield
5.02%
7.28%
6.71%
Benchmark vs Spread (basis points)
310bp
475bp
437bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income VIP
DWS
490,000.00
 $                   435,537
0.06%
10.82%
-0.64%
3/31/2009
DWS High Income Fund
DWS
890,000.00
 $                   791,077
0.11%
10.82%
-0.18%
3/31/2009
DWS High Income Plus Fund
DWS
620,000.00
 $                   551,087
0.07%
10.82%
0.32%
3/31/2009
Total

2,000,000
 $                 1,777,700
0.24%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date
is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
126304AZ7
939640AD0
00206RAP7
Issuer
CSC HOLDINGS INCORPORATED
WASHINGTON POST COMPANY
AT & T INCORPORATED
Underwriters
Banc of America Securities LLC, Citigroup, Credit
Suisse, Deutsche Bank Securities, Goldman Sachs,
JP Morgan, BNP Paribas, Calyon, Fortis Securities,
Greenwich Capital Markets, ING Financial
Markets, Morgan Stanley, Scotia Capital, TD
Securities, US Bancorp Investments
Citigroup, JP Morgan, Bank of New York, PNC
Capital Markets, Stifel Nicolaus & Co, Wachovia
Securities, Wells Fargo
Credit Suisse, JP Morgan, RBS Greenwich Capital,
Wachovia Securities, CastleOak Securities, Loop
Capital Markets, Mitsubishi UFJ Securities,
Samuel A. Ramirez
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CVC 8.625% 02/15/19
WP0 7.25% 02/01/19
T 6.7% 11/15/13
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/9/2009
1/27/2009
11/12/2008
Total amount of offering sold to QIBs
526,000,000
400,000,000
1,500,000,000
Total amount of any concurrent public offering
0
0
0
Total
526,000,000
400,000,000
1,500,000,000
Public offering price
95.196
99.614
99.829
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
0.65%
0.35%
Rating
B1/BB
A1/A+
A2/A
Current yield
9.06%
7.28%
6.71%
Benchmark vs Spread (basis points)
634bp
475bp
437bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,235,000.00
 $                 1,175,671
0.23%
1.11%
-2.35%
3/31/2009
DWS High Income Plus Fund
DWS
240,000.00
 $                   228,470
0.05%
1.11%
-1.83%
3/31/2009
DWS High Income Trust
DWS
135,000.00
 $                   128,515
0.03%
1.11%
-2.97%
3/31/2009
DWS High Income VIP
DWS
155,000.00
 $                   147,554
0.03%
1.11%
-2.57%
3/31/2009
DWS Multi Market Income Trust
DWS
120,000.00
 $                   114,235
0.02%
1.11%
0.23%
3/31/2009
DWS Strategic Income Fund
DWS
80,000.00
 $                     76,157
0.02%
1.11%
-0.09%
3/31/2009
DWS Strategic Income Trust
DWS
35,000.00
 $                     33,319
0.01%
1.11%
0.23%
3/31/2009
Total

2,000,000
 $                 1,903,920
0.39%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date
is listed.











Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
28336LBT5
15189YAE6
29379VAB9
Issuer
EL PASO CORPORATION
CENTERPOINT ENERGY
ENTERPRISE PRODUCTS OPERATING
Underwriters
Citigroup, Deutsche Bank Securities, JP Morgan,
Morgan Stanley, Barclays Capital, Credit Suisse,
Fortis Securities, Scotia Capital,
Societe Generale, UBS Investment Bank,
UniCredit Capital Markets, Williams Capital Group
Barclays Capital, Credit Suisse, Lehman Brothers,
HSBC Securities, Lazard Capital Markets, RBC
Capital Markets, SunTrust Robinson Humphrey,
Wachovia Securities, Wells Fargo
Citigroup, JP Morgan, Lehman Brothers, Scotia
Capital, Barclays Capital, BNP Paribas, DNB
Markets, Greenwich Capital Markets, Lazard
Capital Markets, Mizuho Securities, SunTrust
Robinson Humphrey, UBS Securities, Wachovia
Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
EP 8.25% 02/15/16
CNP 6% 05/15/18
EPD 5.65% 04/01/13
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/4/2009
5/12/2008
3/31/2008
Total amount of offering sold to QIBs
500,000,000
300,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
500,000,000
300,000,000
400,000,000
Public offering price
95.535
99.17
99.91
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
0.65%
0.60%
Rating
Ba3/BB-
Baa3/BBB
Baa3/BBB-
Current yield
8.64%
6.05%
5.66%
Benchmark vs Spread (basis points)
664bp
235bp
322bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
2,455,000.00
 $                 2,345,384
0.49%
-2.13%
-1.56%
3/31/2009
DWS High Income Plus Fund
DWS
475,000.00
 $                   453,791
0.10%
-2.13%
-1.28%
3/31/2009
DWS High Income Trust
DWS
285,000.00
 $                   272,275
0.06%
-2.13%
-2.11%
3/31/2009
DWS High Income VIP
DWS
310,000.00
 $                   296,159
0.06%
-2.13%
-2.05%
3/31/2009
DWS Multi Market Income Trust
DWS
240,000.00
 $                   229,284
0.05%
-2.13%
0.65%
3/31/2009
DWS Strategic Income Fund
DWS
170,000.00
 $                   162,410
0.03%
-2.13%
0.17%
3/31/2009
DWS Strategic Income Trust
DWS
65,000.00
 $                     62,098
0.01%
-2.13%
0.63%
3/31/2009
Total

4,000,000
 $                 3,821,400
0.80%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date
is listed.











Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
35804GAF5
06050BAG68
06406HBK4
Issuer
FRESENIUS US FINANCE
BANK OF AMERICA
BANK OFNEW YORK MELLON
Underwriters
Deutsche Bank Securities, BNP Paribas, Bank
of New York, Calyon, Citigroup, Comerica
Securities, Credit Suisse, Daiwa Securities,
Deutsche Bank Securities, Goldman Sachs,
Greenwich Capital Markets, ING Financial
Markets, Keybanc Capital Markets
Banc of America Securities LLC
Banc of America Securities LLC, Morgan S
tanley, Bank of New York, BNP Paribas
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FREGR 9% 07/15/15
BAC 2.1% 04/30/12
BK 5.125% 08/27/13
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/15/2009
1/27/2009
8/20/2008
Total amount of offering sold to QIBs
500,000,000
6,000,000,000
750,000,000
Total amount of any concurrent public offering
0
0
0
Total
500,000,000
6,000,000,000
750,000,000
Public offering price
93.076
99.970
99.647
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
0.30%
0.05%
Rating
Ba1/BB
Aaa/AAA
Aa2/AA-
Current yield
9.67%
2.10%
5.14%
Benchmark vs Spread (basis points)
791bp
97bp
220bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income VIP
DWS
255,000.00
 $                   237,344
0.05%
11.74%
-0.46%
3/31/2009
DWS High Income Fund
DWS
2,000,000.00
 $                 1,861,520
0.40%
11.74%
0.09%
3/31/2009
DWS High Income Plus Fund
DWS
390,000.00
 $                   362,996
0.08%
11.74%
0.70%
3/31/2009
DWS Strategic Income Fund
DWS
125,000.00
 $                   116,345
0.03%
11.74%
-0.09%
3/31/2009
DWS Strategic Income Trust
DWS
50,000.00
 $                     46,538
0.01%
11.74%
1.75%
3/31/2009
DWS Multi Market Income Trust
DWS
180,000.00
 $                   167,537
0.04%
11.74%
1.92%
3/31/2009
Total

3,000,000
 $                 2,792,280
0.61%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date
is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
346091BC4
057224AX5
037411AU9
Issuer
FOREST OIL CORPORATION
BAKER HUGHES INCORPORATED
APACHE CORPORATION
Underwriters
Bank of America Securities LLC, Credit Suisse,
Deutsche Bank Securities, JP Morgan, Wachovia
Securities, BNP Paribas, Scotia Capital, TD
Securities
Banc of America Securities LLC, Citigroup, JP
Morgan, Barclays Capital, BBVA Securities,
Danske Markets, Goldman Sachs, Greenwich
Capital Markets, Lazard Capital Markets, Morgan
Stanley, UBS Securities, UniCredit Capital
Markets
Goldman Sachs, JP Morgan, Banc of America
Securities LLC, Citigroup
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FST 8.5% 02/15/14
BHI 6.5% 11/15/13
APA 6% 09/15/13
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/11/2009
10/23/2008
9/26/2008
Total amount of offering sold to QIBs
600,000,000
500,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
500,000,000
400,000,000
Public offering price
95.150
99.762
99.476
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.95%
0.60%
0.60%
Rating
B1/BB-
A2/A
A3/A-
Current yield
8.93%
6.52%
6.03%
Benchmark vs Spread (basis points)
801bp
400bp
310bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,270,000.00
 $                 1,208,405
0.21%
-2.52%
-2.61%
3/31/2009
DWS High Income Plus Fund
DWS
245,000.00
 $                   233,118
0.04%
-2.52%
-2.20%
3/31/2009
DWS High Income Trust
DWS
100,000.00
 $                     95,150
0.02%
-2.52%
-3.53%
3/31/2009
DWS High Income VIP
DWS
170,000.00
 $                   161,755
0.03%
-2.52%
-3.09%
3/31/2009
DWS Strategic Income Fund
DWS
70,000.00
 $                     66,605
0.01%
-2.52%
-0.58%
3/31/2009
DWS Strategic Income Trust
DWS
30,000.00
 $                     28,545
0.01%
-2.52%
-0.16%
3/31/2009
Total

1,885,000
 $                 1,793,578
0.32%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date
is listed.











Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
771196AN2
008117AM5
125509BK4
Issuer
ROCHE HOLDINGS INCORPORATED
AETNA INCORPORATED
CIGNA CORPORATION
Underwriters
Banc of America Securities LLC, Banco Santander,
Barclays Capital, BNP Paribas, Citigroup, Credit
Suisse, Deutsche Bank Securities, JP Morgan,
Mitsubishi UFJ Securities, Morgan Stanley, UBS
Securities, Unibanco Securities
Banc of America Securities LLC, Citigroup, JP
Morgan
Banc of America Securities LLC, Goldman Sachs
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
ROSW 4.5% 03/01/12
AET 6.5% 09/15/18
CI 6.35% 03/15/18
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/18/2009
9/9/2008
3/4/2008
Total amount of offering sold to QIBs
2,500,000,000
500,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,500,000,000
500,000,000
300,000,000
Public offering price
99.470
99.716
99.89
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.75%
0.65%
0.65%
Rating
Aa1/AA-
A3/A-
Baa2/BBB
Current yield
4.52%
6.52%
6.36%
Benchmark vs Spread (basis points)
335bp
295bp
275bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
390,000
 $                   387,933
0.02%
2.19%
-1.87%
2/27/2009
DWS High Income Plus Fund
DWS
80,000
 $                     79,576
0.00%
2.34%
-0.90%
3/31/2009
DWS High Income Trust
DWS
50,000
 $                     49,735
0.00%
2.34%
-2.34%
3/31/2009
DWS High Income VIP
DWS
50,000
 $                     49,735
0.00%
2.19%
-2.13%
2/27/2009
DWS Multi Market Income Trust
DWS
3,500,000
 $                 3,481,450
0.14%
2.34%
0.65%
3/31/2009
DWS Strategic Income Trust
DWS
930,000
 $                   925,071
0.04%
2.34%
0.56%
3/31/2009
DWS Short Duration Fund
DWS
965,000.00
 $                   959,886
0.04%
2.34%
0.55%
3/31/2009
DWS Short Duration Plus Fund
DWS
8,675,000.00
 $                 8,629,023
0.35%
2.34%
0.06%
3/31/2009
Total

14,640,000
 $               14,562,408
0.59%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date
is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
880451AX7
057224AX5
037411AV7
Issuer
TENNESSEE GAS PIPELINE
BAKER HUGHES INCORPORATED
APACHE CORPORATION
Underwriters
Bank of America Securities LLC, Credit Suisse,
Deutsche Bank Securities, RBS Greenwich Capital
Banc of America Securities LLC, Citigroup, JP
Morgan, Barclays Capital, BBVA Securities,
Danske Markets, Goldman Sachs, Greenwich
Capital Markets, Lazard Capital Markets, Morgan
Stanley, UBS Securities, UniCredit Capital
Markets
Goldman Sachs, JP Morgan, Banc of America
Securities LLC, Citigroup
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
EP 8% 02/01/16
BHI 6.5% 11/15/13
APA 6.9% 0915/18
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/22/2009
10/23/2008
9/26/2008
Total amount of offering sold to QIBs
250,000,000
500,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
500,000,000
400,000,000
Public offering price
94.881
99.76
99.59
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
0.60%
0.65%
Rating
Baa3/BB
A2/A
A3/A-
Current yield
8.43%
6.52%
6.93%
Benchmark vs Spread (basis points)
692bp
400bp
310bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
790,000.00
 $                   749,560
0.32%
5.40%
0.09%
3/31/2009
DWS High Income Plus Fund
DWS
115,000.00
 $                   109,113
0.05%
5.40%
0.89%
3/31/2009
DWS High Income VIP
DWS
95,000.00
 $                     90,137
0.04%
5.40%
-0.46%
3/31/2009
Total

1,000,000
 $                   948,810
0.40%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date
is listed.



















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
8935268Y2
68268NAE3
278058DH2
Issuer
TRANS CANADA PIPELINES
ONEOK PARTNERS LP
EATON CORPORATION
Underwriters
Citigroup, HSBC Securities, Deutsche Bank
Securities, JP Morgan, Mitsubishi UFJ Securities,
Mizuho Securities, SG Americas Securities
SunTrust Robinson Humphrey, JP Morgan, RBS
Greenwich Capital, Barclays Capital, BNP Paribas,
US Bancorp Investments, Wedbush Morgan
Securities
Banc of America Securities LLC, Goldman Sachs,
UBS Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
TRP 7.125% 01/15/19
OKS 8.625% 03/01/19
ETN 6.95% 03/20/19
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
HSBC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/6/2009
2/26/2009
3/11/2009
Total amount of offering sold to QIBs
750,000,000
500,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
750,000,000
500,000,000
300,000,000
Public offering price
99.977
99.665
99.49
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.65%
0.65%
Rating
A3/A-
Baa2/BBB
A3e/A-
Current yield
7.13%
8.65%
6.99%
Benchmark vs Spread (basis points)
460bp
570bp
410bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
2,005,000.00
 $                 2,004,539
0.27%
3.27%
-1.88%
3/3/2009
DWS High Income Plus Fund
DWS
385,000.00
 $                   384,911
0.05%
4.80%
0.70%
3/31/2009
DWS High Income VIP
DWS
255,000.00
 $                   254,941
0.03%
3.27%
-2.17%
3/3/2009
DWS Lifecycle Long Range Fund
DWS
20,000.00
 $                     19,995
0.00%
4.37%
-8.12%
3/31/2009
DWS Multi Market Income Trust
DWS
165,000.00
 $                   164,962
0.02%
4.37%
2.25%
3/31/2009
DWS Strategic Income Fund
DWS
125,000.00
 $                   124,971
0.02%
4.37%
0.16%
3/31/2009
DWS Strategic Income Trust
DWS
45,000.00
 $                     44,990
0.01%
4.37%
2.19%
3/31/2009
Total

3,000,000
 $                 2,999,310
0.40%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date
is listed.











Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
8935268Z9
68268NA
278058DH2
Issuer
TRANS-CANADA PIPELINES
ONEOK PARTNERS LP
EATON CORPORATION
Underwriters
Citigroup, HSBC Securities, Deutsche Bank
Securities, JP Morgan, Mitsubishi UFJ Securities,
Mizuho Securities, SG Americas Securities
SunTrust Robinson Humphrey, JP Morgan, RBS
Greenwich Capital, Barclays Capital, BNP Paribas,
US Bancorp Investments, Wedbush Morgan
Securities
Banc of America Securities LLC, Goldman Sachs,
UBS Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
TRP 7.625% 01/15/39
OKS 8.625% 03/01/19
ETN 6.95% 03/20/19
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
HSBC Bank
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/6/2009
2/26/2009
3/11/2009
Total amount of offering sold to QIBs
1,250,000,000
500,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,250,000,000
500,000,000
300,000,000
Public offering price
99.148
99.67
99.49
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.65%
0.65%
Rating
A3/A-
Baa2/BBB
A3e/A-
Current yield
7.69%
8.65%
6.99%
Benchmark vs Spread (basis points)
460bp
570bp
410bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,335,000.00
 $                 1,323,626
0.11%
0.75%
-1.88%
3/3/2009
DWS High Income Plus Fund
DWS
260,000.00
 $                   257,785
0.02%
1.89%
-2.99%
3/5/2009
DWS High Income VIP
DWS
175,000.00
 $                   173,509
0.01%
0.75%
-2.17%
3/3/2009
DWS Lifecycle Long Range Fund
DWS
15,000.00
 $                     14,872
0.00%
-0.27%
-8.12%
3/31/2009
DWS Multi Market Income Trust
DWS
110,000.00
 $                   109,063
0.01%
-0.27%
2.25%
3/31/2009
DWS Strategic Income Fund
DWS
80,000.00
 $                     79,318
0.01%
-0.27%
0.16%
3/31/2009
DWS Strategic Income Trust
DWS
25,000.00
 $                     24,787
0.00%
-0.27%
2.19%
3/31/2009
Total

2,000,000
 $                 1,982,960
0.16%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date
is listed.